UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

Focus Impact BH3 Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 33rd Floor, New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 213-0243
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 30, 2024, Focus Impact BH3 Acquisition Company (the “Company” or “BHAC”) convened and then adjourned until July 31, 2024, at 3:00 p.m., Eastern Time, without conducting any other business, a special meeting of stockholders (the “Special Meeting”) relating to its previously announced proposed extension of its deadline to complete an initial business combination. The only proposal submitted for a vote of the stockholders at the Special Meeting was the approval of the adjournment of such meeting to a later date (the “Adjournment Proposal”). The Adjournment Proposal is described in greater detail in the definitive proxy statement of the Company, which was filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2024.

Holders of 6,374,235 shares of common stock of the Company held of record as of June 20, 2024, the record date for the Special Meeting, were present in person or by proxy at the meeting, representing approximately 79.16% of the voting power of the Company’s shares of common stock as of the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The voting results for the Adjournment Proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER-NON VOTES

6,254,309	119,825	101	—

The adjourned meeting will be held on July 31, 2024, at 3:00 p.m., Eastern Time, virtually, at https://www.cstproxy.com/focusimpactbh3/2024. If you do not have access to the internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6106593#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

All of the Company’s stockholders of record as of the close of business on June 20, 2024, are entitled to vote at the Special Meeting. The Company’s stockholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies previously submitted by stockholders will continue to be valid for purposes of the postponed Special Meeting. For more information on how to vote, please call the Company’s proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 for stockholders or (203) 658-9400 for bankers and brokers or email BHAC.info@investor.morrowsodali.com.

Additional Information about the Special Meeting and Where to Find It

A definitive proxy statement for a special meeting of stockholders (the “Extension Meeting”) to approve, among other things, an amendment to the Company’s amended and restated certificate of incorporation, as amended, to extend the date by which the Company could complete an initial business combination, was mailed to the Company’s stockholders of record on or about July 1, 2024. Investors and security holders of the Company are advised to read the definitive proxy statement because it contains important information about the adjourned Extension Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Extension Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the definitive proxy statement, which may be obtained free of charge from the sources indicated above.

Forward Looking Statements

 This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s expectations regarding the adjourned Extension Meeting. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the definitive proxy statement filed by the Company with the SEC on July 2, 2024, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information about the the Company’s Proposed Business Combination and Where to Find It

In connection with the proposed business combination among BHAC and XCF Global Capital, Inc. (“XCF”), BHAC and XCF intend to prepare, and BHAC (or Focus Impact BH3 Newco, Inc. (“NewCo”)) intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the securities to be issued in connection with the business combination, a proxy statement with respect to the stockholders’ meeting of BHAC to vote on the business combination and certain other related documents. Investors, securityholders and other interested persons are urged to read, when available, the preliminary proxy statement/prospectus in connection with BHAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination (and related matters) and general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about BHAC, XCF and the business combination. When available, BHAC will mail the definitive proxy statement/prospectus and other relevant documents to its stockholders as of a record date to be established for voting on the business combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that BHAC will send to its stockholders in connection with the business combination. Once the Registration Statement is declared effective, copies of the Registration Statement, including the definitive proxy statement/prospectus and other documents filed by BHAC, XCF or a newly formed successor entity with the SEC, may be obtained, free of charge, by directing a request to Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

BHAC, NewCo and each of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies of BHAC’s stockholders in connection with the business combination under SEC rules. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BHAC’s stockholders in connection with the business combination will be in the Registration Statement and the proxy statement/prospectus included therein, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of BHAC’s directors and officers in BHAC’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC, which will include the proxy statement/prospectus of BHAC for the business combination.

XCF and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of BHAC in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the proxy statement/prospectus of BHAC for the business combination when available.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Adjournment Proposal and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2024

FOCUS IMPACT BH3 ACQUISITION COMPANY

By: /s/ Carl Stanton
Name: Carl Stanton
Title: Chief Executive Officer